UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 30, 2018

SunTrust Banks, Inc.
(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Peachtree St., N.E., Atlanta, Georgia	30308
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(800) 786-8787

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 8.01 Other Events.

On October 30, 2018, SunTrust Banks, Inc. (the “Company”) issued a press release reminding the holders of the Company's outstanding warrants to purchase its common stock that the warrants will soon expire.

All outstanding Series B Warrants to purchase common stock of the Company (the “Series B Warrants”) will expire at 5:00 p.m. EST on Wednesday, November 14, 2018, and will no longer be exercisable after this time.

The NYSE has notified the Company that it will suspend trading in the Series B Warrants after the close of trading on Friday, November 9, 2018 in order to ensure timely settlement of any Series B Warrants that may be purchased and then exercised prior to the expiration of the Series B Warrants on Wednesday, November 14, 2018. Any Series B Warrant not exercised prior to 5:00 p.m. EST on November 14, 2018 will expire and become void, and the holder will not receive any shares of SunTrust’s common stock.

In addition, all outstanding Series A Warrants to purchase common stock of the Company (the “Series A Warrants”) will expire at 5:00 p.m. EST on Monday, December 31, 2018, and will no longer be exercisable after this time.

The NYSE has notified the Company that it will suspend trading in the Series A Warrants after the close of trading on Wednesday, December 26, 2018 in order to ensure timely settlement of any Series A Warrants that may be purchased and then exercised prior to expiration. Any Series A Warrant not exercised prior to 5:00 p.m. EST on December 31, 2018 will expire and become void, and the holder will not receive any shares of SunTrust’s common stock.

A copy of the press release relating to this reminder is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1    Press release dated October 30, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUNTRUST BANKS, INC.
(Registrant)
Date: October 30, 2018	By:	/s/ Curt Phillips
Curt Phillips, Senior Vice President, Assistant General
Counsel and Assistant Corporate Secretary